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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                  ____________

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported):

                                October 10, 1996


                            Video Sentry Corporation
             (Exact name of registrant as specified in its charter)


                                   Minnesota
                    (State or jurisdiction of incorporation)


        0-24820                                          41-1679157
(Commission File Number)                      (IRS Employer Identification No.)



            6365 Carlson Drive, Eden Prairie, MN               91521
         (Address of principal executive offices)           (Zip Code)


                                 (612) 934-9900
                        (Registrant's Telephone Number)
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Item 5.  Other Events

                 On October 10, 1996, Video Sentry Corporation, a Minnesota corporation (the "Company"), entered into an Agreement and Plan of Reorganization and Merger (the "Merger Agreement") with Knogo North America Inc., a Delaware corporation ("Knogo"), Sentry Technology Corporation, a Delaware corporation and a wholly owned subsidiary of the Company ("Sentry"), Viking Merger Corp., a Minnesota corporation and a wholly owned subsidiary of Sentry ("VMC"), and Strip Merger Corp., a Delaware corporation and a wholly owned subsidiary of Sentry ("SMC"), pursuant to which VMC will merge with and into the Company and SMC will merge with and into Knogo (the "Mergers"). As a result of the Mergers, each outstanding share of common stock, par value $0.01 per share, of the Company will be converted into the right to receive one share of common stock, par value $0.001 per share, of Sentry ("Sentry Common Stock") and each 1.2022 outstanding shares of common stock, par value $0.01 per share, of Knogo will be converted into the right to receive one share of Sentry Common Stock, and one share of preferred stock, par value $0.001 per share, of Sentry. The Mergers are conditioned upon, among other things, approval by holders of a majority of the outstanding shares of the Company and approval by holders of a majority of the outstanding shares of Knogo. The Merger Agreement is filed as
Exhibit 2.1 hereto and is incorporated herein by reference.

                 In connection with the Merger Agreement, on October 10, 1996, the Company entered into Support/Voting Agreements with Thomas A. Nicolette and the Estate of Arthur J. Minasy. A form of such agreement is attached hereto as
Exhibit 99.1 and is incorporated herein by reference. In addition, on October 10, 1996, the Company and Knogo issued a joint press release announcing the execution of the Merger Agreement, which press release is attached hereto as
Exhibit 99.2 and incorporated herein by reference.


Item 7.  Financial Statements and Exhibits

                 (c)      Exhibits.


                          2.1 Agreement and Plan of Reorganization and Merger, dated as of October 10, 1996, between Video Sentry Corporation, Knogo North America Inc., Sentry Technology Corporation, Viking Merger Corp., and Strip Merger Corp.

                          99.1 Form of Support/Voting Agreement, dated as of October 10, 1996.

                          99.2 Joint press release, dated October 10, 1996, of Video Sentry Corporation and Knogo North America Inc.




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                                   SIGNATURES


                 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        VIDEO SENTRY CORPORATION



                                        By:  /s/ ROBERT D. FURST, JR.
                                             ---------------------------------
                                             Robert D. Furst, Jr.
                                             Chairman of the Board and
                                             Chief Executive Officer


Date:  November 4, 1996





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                                 EXHIBIT INDEX


Number                Subject Matter
------                --------------
2.1              Agreement and Plan of Reorganization and Merger, dated as of October 10,
                 1996, between Video Sentry Corporation, Knogo North America Inc.,
                 Sentry Technology Corporation, Viking Merger Corp., and Strip Merger Corp.

99.1             Form of Support/Voting Agreement, dated as of October 10, 1996.

99.2             Joint press release, dated October 10, 1996, of Video Sentry Corporation and
                 Knogo North America Inc.





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